Statements of Cash Flows (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$ (785,310)	$ 34,223
Adjustments to reconcile net (loss) to net cash provided by operations:
Issuance of common shares to officer for services	750,000	0
Increase (decrease) in operating liabilities
Accounts payable and accrued expenses	0	3,750
NET CASH PROVIDED BY OPERATING ACTIVITIES	(35,310)	37,973
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(35,310)	37,973
CASH AND CASH EQUIVALENTS, BEGINNING OF THE YEAR	37,973	0
CASH AND CASH EQUIVALENTS, END OF THE YEAR	$ 2,663	$ 37,973